Exhibit 99.1
                                  ------------

         THE MORTGAGE POOL

                  Unless otherwise noted, all statistical percentages or weighted averages set forth are measured as a percentage of the aggregate principal balance of the Mortgage Loans in the related Loan Group or in the aggregate as of the Cut-off Date (the " Cut-off Date Principal Balance"). The " Principal Balance" of a Mortgage Loan as of any date is equal to the principal balance of such Mortgage Loan at its origination, less the sum of scheduled and unscheduled payments in respect of principal made on such Mortgage Loan, whether received or advanced. The " Pool Balance" as of any date is equal to the aggregate of the Principal Balances of the Mortgage Loans in both Loan Groups.

                  The Mortgage Loans consist of approximately 7,457 Mortgage Loans with a Cut-off Date Principal Balance of approximately $1,349,998,221. The Group I Mortgage Loans consist of approximately 4,269 Mortgage Loans with a Cut-off Date Principal Balance of approximately $706,813,530. The Group II Mortgage Loans consist of approximately 3,188 Mortgage Loans with a Cut-off Date Principal Balance of approximately $643,184,692.

                  All of the Mortgage Loans will be secured by first or second mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first liens or second liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property"). Approximately 97.61% of the Group I Mortgage Loans, approximately 92.44% of the Group II Mortgage Loans and approximately 95.15% of the Mortgage Loans are secured by first liens on the related mortgaged properties and approximately 2.39% of the Group I Mortgage Loans, approximately 7.56% of the Group II Mortgage Loans and approximately 4.85% of the Mortgage Loans are secured by second liens on the related mortgaged properties.

                  Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 85.62% of the Group I Mortgage Loans are Adjustable-Rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 14.38% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Group I Mortgage Loans"). Approximately 81.35% of the Group II Mortgage Loans are Adjustable-Rate Mortgage Loans (the " Adjustable-Rate Group II Mortgage Loans") and approximately 18.65% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Group II Mortgage Loans"). Approximately 83.58% of the Mortgage Loans are Adjustable-Rate Mortgage Loans (the " Adjustable-Rate Mortgage Loans") and approximately 16.42% of the Mortgage Loans are fixed-rate Mortgage Loans (the " Fixed-Rate Mortgage Loans").

                  Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

                  Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an period of one year, two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an " Adjustment Date"); provided, that (i) the first adjustment of the rates for 0.00% of the Adjustable-Rate Group I Mortgage Loans and 0.00% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and 0.00% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate

Mortgage Loans as of the Cut-off Date), will not occur until one year after the date of origination, (ii) the first adjustment of the rates for approximately 94.50% of the Adjustable-Rate Group I Mortgage Loans and approximately 91.87% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 93.28% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until two years after the date of origination, (iii) the first adjustment of the rates for approximately 3.45% of the Adjustable-Rate Group I Mortgage Loans and approximately 5.47% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 4.39% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until three years after the date of origination and (iv) the first adjustment of the rates for approximately 2.05% of the Adjustable-Rate Group I Mortgage Loans and approximately 2.66% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date) and approximately 2.33% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date), will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the " Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.500% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Periodic Rate Cap of approximately 1.500% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Periodic Rate Cap of approximately 1.500% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Periodic Rate Cap of approximately 1.500% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the " Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the " Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

                  Approximately 8.35% of the Group I Mortgage Loans, approximately 21.16% of the Group II Mortgage Loans and approximately 14.45% of the Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of 24 to 36 months after origination, the required monthly payments are limited to accrued interest (each, an " Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

                  Approximately 83.18% of the Group I Mortgage Loans, approximately 88.66% of the Group II Mortgage Loans and approximately 85.79% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 36 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately all of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representations as to the effect that the prepayment charges, and decisions by the Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         MORTGAGE LOAN STATISTICS FOR ALL  MORTGAGE LOANS

                  The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date.

                  Approximately 39.45% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Mortgage Loan had a loan-to-value ratio at origination in excess of 100%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 81.37%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

                  Substantially all of the Mortgage Loans, all of the Mortgage Loans have a scheduled payment due each month (the " Due Date") on the first day of the month.

                  The weighted average remaining term to maturity of the Mortgage Loans was approximately 355 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to March 2004 or after December 2004, or has a remaining term to maturity of less than 57 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is November 2034.

                  The average Principal Balance of the Mortgage Loans at origination was approximately $181,333. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $181,038. No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $998,097 or less than approximately $4,708.

                  As of the Cut-off Date, the Mortgage Loans had Mortgage Rates of not less than 4.500% per annum and not more than 13.525% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.331% per annum. As of the Cut-off Date, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 3.000% per annum to 6.990% per annum, Minimum Mortgage Rates ranging from 4.500% per annum to 12.900% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 19.900% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 6.929% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 7.166% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 14.164% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Mortgage Loan occurs in November 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 23 months.

                  The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                      CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)


                                                                                      % OF AGGREGATE
                                                                PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
  PRINCIPAL BALANCE ($)                       MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
  ---------------------                       --------------     ---------------     ---------------
    4,708-   25,000.....................            609         $     8,067,088.96         0.60%
   25,001-   50,000.....................            586              21,018,325.31         1.56
   50,001-   75,000.....................            428              26,831,724.43         1.99
   75,001-  100,000.....................            641              56,620,640.23         4.19
  100,001-  125,000.....................            775              87,298,799.09         6.47
  125,001-  150,000.....................            675              93,218,242.49         6.91
  150,001-  175,000.....................            619             100,131,687.90         7.42
  175,001-  200,000.....................            517              97,214,111.84         7.20
  200,001-  225,000.....................            397              84,489,289.93         6.26
  225,001-  250,000.....................            346              82,158,061.10         6.09
  250,001-  275,000.....................            271              70,905,471.14         5.25
  275,001-  300,000.....................            244              70,087,110.50         5.19
  300,001-  350,000.....................            448             145,221,419.16        10.76
  350,001-  400,000.....................            346             129,687,726.06         9.61
  400,001-  450,000.....................            210              89,094,955.25         6.60
  450,001-  500,000.....................            187              89,713,756.44         6.65
  500,001-  600,000.....................             91              50,568,974.03         3.75
  600,001-  700,000.....................             36              23,366,924.47         1.73
  700,001-  800,000.....................             20              14,933,127.47         1.11
  800,001-  900,000.....................             10               8,372,688.21         0.62
  900,001-  998,097.....................              1                 998,097.36         0.07
                                                  -----         ------------------       ------
          Total.........................          7,457         $ 1,349,998,221.37       100.00%
                                                  =====         ==================       ======

-------------------
(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $181,038.



                            CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                                                                       % OF AGGREGATE
                                                                 PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                  NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
  CREDIT SCORE                                 MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
  ------------                                 --------------     ---------------     ---------------
Not Available...........................             2        $         185,829.12          0.01%
 476-  500..............................            10                1,723,664.87          0.13
 501-  525..............................           372               70,452,657.57          5.22
 526-  550..............................           584              111,937,390.56          8.29
 551-  575..............................           867              145,249,459.41         10.76
 576-  600..............................         1,238              185,263,143.84         13.72
 601-  625..............................         1,131              195,284,719.95         14.47
 626-  650..............................         1,271              242,560,717.91         17.97
 651-  675..............................           896              175,607,055.74         13.01
 676-  700..............................           535              110,327,960.95          8.17
 701-  725..............................           261               49,267,502.25          3.65
 726-  750..............................           176               37,502,219.29          2.78
 751-  775..............................            82               17,326,971.57          1.28
 776-  800..............................            30                7,109,076.65          0.53
 801-  812..............................             2                  199,851.69          0.01
                                                ------        --------------------       -------
          Total.........................         7,457        $   1,349,998,221.37        100.00%
                                                ======        ====================       =======

-------------------
(1)  The weighted average credit score of the Mortgage Loans that had credit scores was approximately 619.


                      ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ----------------------             --------------         ------------             ----------------
60  ....................................             36          $         291,671.66                0.02%
120 ....................................            306                  3,361,412.98                0.25
180 ....................................            186                  8,383,526.83                0.62
240 ....................................            268                 10,118,275.23                0.75
358 ....................................              1                    131,872.32                0.01
360 ....................................          6,660              1,327,711,462.35               98.35
                                                 ------          --------------------             -------
          Total.........................          7,457          $   1,349,998,221.37              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 357 months.



                      REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         -----------------------             --------------         ------------             ----------------
  57-   60...............................            36        $         291,671.66                0.02%
 109-  120...............................           306                3,361,412.98                0.25
 169-  180...............................           186                8,383,526.83                0.62
 229-  240...............................           268               10,118,275.23                0.75
 349-  354...............................            43                9,742,996.82                0.72
 355-  355...............................            87               18,279,069.59                1.35
 356-  356...............................           188               40,917,761.04                3.03
 357-  357...............................           640              123,732,428.88                9.17
 358-  358...............................         5,702            1,134,418,342.92               84.03
 359-  359...............................             1                  752,735.42                0.06
                                                 ------        --------------------             -------
          Total..........................         7,457        $   1,349,998,221.37              100.00%
                                                 ======        ====================             =======
-------------------
(1)  The weighted average remaining term to maturity of the Mortgage Loans was approximately 355 months.



                              PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
              -------------                  --------------         ------------             ----------------
Single Family............................         6,274          $   1,116,603,917.05               82.71%
Two-Four Family..........................           757                169,250,986.41               12.54
Condominium..............................           425                 63,775,818.44                4.72
PUD                                                   1                    367,499.47                0.03
                                                 ------          --------------------             -------
          Total..........................         7,457          $   1,349,998,221.37              100.00%
                                                 ======          ====================             =======
-------------------
(1) PUD refers to a home or "unit" in a Planned Unit Development.



                           OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------                --------------         ------------             ----------------
Primary..................................         6,807          $   1,253,737,060.06               92.87%
Non-owner................................           588                 83,453,461.97                6.18
Second Home..............................            62                 12,807,699.34                0.95
                                                 ------          --------------------             -------
          Total..........................         7,457          $   1,349,998,221.37              100.00%
                                                 ======          ====================             =======

-------------------
(1) Occupancy as represented by the mortgagor at the time of origination.


                                 PURPOSE OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 -------                     --------------         ------------             ----------------
Cash Out Refinance.......................         3,134          $     659,135,124.45               48.82%
Purchase.................................         4,173                655,739,171.14               48.57
Home Improvement.........................           109                 25,827,652.74                1.91
Rate/Term Refinance......................            41                  9,296,273.04                0.69
                                                 ------          --------------------             -------
          Total..........................         7,457          $   1,349,998,221.37              100.00%
                                                 ======          ====================             =======



                         COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------    --------------         ------------             ----------------
Less than 50.00..........................           169          $      27,027,856.98                2.00%
  50.01  -  55.00........................            76                 14,553,365.89                1.08
  55.01  -  60.00........................           106                 20,800,776.53                1.54
  60.01  -  65.00........................           237                 48,617,335.25                3.60
  65.01  -  70.00........................           293                 60,204,162.68                4.46
  70.01  -  75.00........................           419                 92,616,399.17                6.86
  75.01  -  80.00........................         2,431                553,569,584.54               41.01
  80.01  -  85.00........................           461                104,305,466.88                7.73
  85.01  -  90.00........................         1,402                293,544,430.93               21.74
  90.01  -  95.00........................           477                 31,885,636.40                2.36
  95.01  - 100.00........................         1,386                102,873,206.12                7.62
                                                 ------          --------------------             -------
          Total..........................         7,457          $   1,349,998,221.37              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average combined original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 81.37%.



                GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE MORTGAGE LOANS(1)

                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 --------                    --------------         ------------             ----------------
Alaska...................................             3          $         446,307.22                0.03%
Arizona..................................           136                 18,148,691.43                1.34
Arkansas.................................             7                    533,082.64                0.04
California...............................         1,788                447,904,520.77               33.18
Colorado.................................           132                 17,518,869.58                1.30
Connecticut..............................           159                 23,764,791.89                1.76
Delaware.................................            23                  2,742,489.16                0.20
Florida..................................           658                 91,104,833.87                6.75
Georgia..................................           327                 34,410,559.87                2.55
Hawaii...................................            76                 16,490,530.16                1.22
Idaho....................................            19                  1,881,199.10                0.14
Illinois.................................           506                 70,942,163.64                5.25
Indiana..................................            43                  3,947,985.99                0.29
Iowa.....................................             5                    674,474.68                0.05
Kansas...................................            13                  1,795,533.05                0.13
Kentucky.................................            21                  1,609,975.03                0.12
Maine....................................            11                  1,599,516.50                0.12
Maryland.................................           355                 62,388,511.82                4.62
Massachusetts............................           235                 49,135,314.26                3.64
Michigan.................................           154                 16,721,154.59                1.24
Minnesota................................           199                 25,921,534.96                1.92
Missouri.................................            57                  6,427,810.99                0.48
Montana..................................             3                    458,682.04                0.03
Nebraska.................................             2                    243,846.26                0.02
Nevada...................................           136                 28,590,764.28                2.12
New Hampshire............................            34                  5,528,796.88                0.41
New Jersey...............................           433                 93,132,515.56                6.90
New Mexico...............................             8                  1,137,777.01                0.08
New York.................................           634                166,166,026.84               12.31
North Carolina...........................           143                 15,148,185.93                1.12
Ohio.....................................           104                 11,369,385.22                0.84
Oklahoma.................................            14                  1,115,383.79                0.08
Oregon...................................            74                  9,340,430.29                0.69
Pennsylvania.............................           118                 13,046,430.90                0.97
Rhode Island.............................            31                  4,854,010.35                0.36
South Carolina...........................            43                  4,796,494.21                0.36
Tennessee................................            79                  7,581,446.74                0.56
Texas....................................           166                 17,879,874.66                1.32
Utah.....................................            47                  6,478,699.16                0.48
Vermont..................................            10                  1,308,256.44                0.10
Virginia.................................           249                 39,350,529.20                2.91
Washington...............................           130                 18,726,406.93                1.39
West Virginia............................             7                    714,046.14                0.05
Wisconsin................................            63                  6,689,724.32                0.50
Wyoming..................................             2                    230,657.02                0.02
                                                 ------          --------------------             -------
          Total..........................         7,457          $   1,349,998,221.37              100.00%
                                                 ======          ====================             =======

-------------------
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.32% in the 94509 ZIP Code.



                           DOCUMENTATION LEVELS OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
           -------------------               --------------         ------------             ----------------
Full Documentation.......................         5,510          $     937,456,986.91               69.44%
Stated Documentation.....................         1,813                382,334,854.25               28.32
Easy Documentation.......................           134                 30,206,380.21                2.24
                                                 ------          --------------------             -------
          Total..........................         7,457          $   1,349,998,221.37              100.00%
                                                 ======          ====================             =======


                        CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
  4.500  -  5.000........................            23          $       8,100,004.35                0.60%
  5.001  -  6.000........................           648                187,899,431.19               13.92
  6.001  -  7.000........................         1,833                463,865,886.13               34.36
  7.001  -  8.000........................         1,921                388,810,931.77               28.80
  8.001  -  9.000........................         1,212                188,746,770.26               13.98
  9.001  - 10.000........................           404                 46,413,585.28                3.44
 10.001  - 11.000........................           406                 31,107,612.29                2.30
 11.001  - 12.000........................           641                 26,028,550.13                1.93
 12.001  - 13.000........................           333                  7,758,205.30                0.57
 13.001  - 13.525........................            36                  1,267,244.67                0.09
                                                 ------          --------------------             -------
          Total..........................         7,457          $   1,349,998,221.37              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average current Mortgage Rate of the Mortgage Loans as of the
     Cut-off Date was approximately 7.331% per annum.



             GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------                --------------         ------------             ----------------
  3.000  -  3.000........................             1          $         248,038.61                0.02%
  5.001  -  6.000........................            25                  8,566,642.33                0.76
  6.001  -  6.990........................         5,061              1,119,535,219.96               99.22
                                                 ------          --------------------             -------
          Total..........................         5,087          $   1,128,349,900.90              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 6.929% per annum.



                         NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
02/01/06.................................             1          $          80,375.24                0.01
04/01/06.................................             5                  1,574,257.69                0.14
05/01/06.................................            11                  3,263,938.04                0.29
06/01/06.................................             8                  1,639,994.40                0.15
07/01/06.................................            64                 13,719,551.84                1.22
07/09/06.................................             1                     85,128.29                0.01
08/01/06.................................           107                 23,126,854.18                2.05
09/01/06.................................           423                 92,403,267.63                8.19
10/01/06.................................         2,996                639,862,983.28               56.71
11/01/06.................................         1,180                276,991,356.51               24.55
02/01/07.................................             1                    303,797.77                0.03
05/01/07.................................             1                     74,421.70                0.01
06/01/07.................................             1                    168,594.87                0.01
07/01/07.................................             3                    686,516.54                0.06
08/01/07.................................             5                  1,225,678.17                0.11
09/01/07.................................            17                  3,983,053.37                0.35
10/01/07.................................           121                 31,979,173.83                2.83
11/01/07.................................            37                 10,869,239.19                0.96
08/01/09.................................             1                     99,498.07                0.01
09/01/09.................................             3                    791,061.84                0.07
10/01/09.................................            77                 19,486,982.03                1.73
11/01/09.................................            24                  5,934,176.42                0.53
                                                 ------          --------------------             -------
          Total..........................         5,087          $   1,128,349,900.90              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 23months.



                           MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
 11.500  - 12.000........................            23          $       8,100,004.35                0.72%
 12.001  - 13.000........................           636                184,541,798.54               16.36
 13.001  - 14.000........................         1,499                377,052,172.06               33.42
 14.001  - 15.000........................         1,669                343,784,886.40               30.47
 15.001  - 16.000........................           906                159,823,677.57               14.16
 16.001  - 17.000........................           228                 34,754,937.23                3.08
 17.001  - 18.000........................            92                 15,304,659.62                1.36
 18.001  - 19.000........................            26                  3,827,328.73                0.34
 19.001  - 19.900........................             8                  1,160,436.40                0.10
                                                 ------          --------------------             -------
          Total..........................         5,087          $   1,128,349,900.90              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage
     Loans as of the Cut-off Date was approximately 14.164% per annum.


                           MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
  4.500  -  5.000........................            23          $       8,100,004.35                0.72%
  5.001  -  6.000........................           632                182,307,798.54               16.16
  6.001  -  7.000........................         1,504                379,451,772.06               33.63
  7.001  -  8.000........................         1,667                343,151,286.40               30.41
  8.001  -  9.000........................           908                160,412,530.43               14.22
  9.001  - 10.000........................           227                 34,634,084.37                3.07
 10.001  - 11.000........................            92                 15,304,659.62                1.36
 11.001  - 12.000........................            26                  3,827,328.73                0.34
 12.001  - 12.900........................             8                  1,160,436.40                0.10
                                                 ------          --------------------             -------
          Total..........................         5,087          $   1,128,349,900.90              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date was approximately 7.166% per annum.




                         INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -----------------------------          --------------         ------------             ----------------
3.000....................................         5,087          $   1,128,349,900.90              100.00%
                                                 ------          --------------------             -------
          Total..........................         5,087          $   1,128,349,900.90              100.00%
                                                 ======          ====================             =======
-------------------
(1) Relates solely to initial rate adjustments.


                       SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
1.000....................................             1          $         159,682.27                0.01%
1.500....................................         5,086              1,128,190,218.63               99.99
                                                 ------          --------------------             -------
          Total..........................         5,087          $   1,128,349,900.90              100.00%
                                                 ======          ====================             =======

-------------------
(1) Relates to all rate adjustments subsequent to initial rate adjustments.

         GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 37.04% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 80.35%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination. See "Risk Factors--High Loan-to-Value Ratios Increase Risk of Loss."

         Substantially all of the Group I Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 356 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to March 2004 or after December 2004, or has a remaining term to maturity of less than 57 months or greater than 358 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is November 2034.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $165,849. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $165,569. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $599,059 or less than approximately $4,826.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.850% per annum and not more than 12.990% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.382% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 3.000% per annum to 6.990% per annum, Minimum Mortgage Rates ranging from 4.850% per annum to 12.990% per annum and Maximum Mortgage Rates ranging from 11.850% per annum to 19.900% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 6.943% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.317% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 14.317% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in November 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 23 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



                          CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
    4,826-   25,000......................           167          $       2,303,754.70                0.33%
   25,001-   50,000......................           259                  9,367,864.13                1.33
   50,001-   75,000......................           232                 14,188,548.84                2.01
   75,001-  100,000......................           335                 29,854,786.78                4.22
  100,001-  125,000......................           513                 57,921,715.16                8.19
  125,001-  150,000......................           508                 70,314,232.55                9.95
  150,001-  175,000......................           480                 77,605,896.72               10.98
  175,001-  200,000......................           415                 78,055,399.86               11.04
  200,001-  225,000......................           317                 67,446,401.70                9.54
  225,001-  250,000......................           272                 64,472,747.47                9.12
  250,001-  275,000......................           222                 58,012,117.45                8.21
  275,001-  300,000......................           194                 55,801,567.18                7.89
  300,001-  350,000......................           256                 81,533,273.95               11.54
  350,001-  400,000......................            64                 24,134,818.56                3.41
  400,001-  450,000......................            21                  8,735,637.10                1.24
  450,001-  500,000......................            10                  4,789,149.58                0.68
  500,001-  599,059......................             4                  2,275,618.08                0.32
                                                 ------          --------------------             -------
          Total..........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======

-------------------
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $165,569.



                        CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
               ------------                  --------------         ------------             ----------------
Not Available............................             1          $         159,682.27                0.02%
 476-  500...............................             9                  1,612,018.48                0.23
 501-  525...............................           213                 37,830,123.60                5.35
 526-  550...............................           413                 73,055,136.44               10.34
 551-  575...............................           519                 89,645,972.52               12.68
 576-  600...............................           579                 96,800,814.44               13.70
 601-  625...............................           548                 90,183,291.08               12.76
 626-  650...............................           794                123,190,253.85               17.43
 651-  675...............................           549                 87,479,888.34               12.38
 676-  700...............................           312                 51,615,944.53                7.30
 701-  725...............................           158                 24,980,715.65                3.53
 726-  750...............................           102                 17,593,302.72                2.49
 751-  775...............................            53                  9,069,821.38                1.28
 776-  799...............................            19                  3,596,564.51                0.51
                                                 ------          --------------------             -------
          Total..........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 615.


                             ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ----------------------             --------------         ------------             ----------------
60.......................................             7          $          58,921.54                0.01%
120......................................            79                    920,990.73                0.13
180......................................            63                  3,829,023.37                0.54
240......................................           118                  5,054,507.22                0.72
358......................................             1                    131,872.32                0.02
360......................................         4,001                696,818,214.63               98.59
                                                 ------          --------------------             -------
          Total..........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average original term to maturity of the Group I Mortgage
     Loans was approximately 358 months.




                            REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         -----------------------             --------------         ------------             ----------------
  57-   60...............................             7          $          58,921.54                0.01%
 109-  120...............................            79                    920,990.73                0.13
 169-  180...............................            63                  3,829,023.37                0.54
 229-  240...............................           118                  5,054,507.22                0.72
 349-  354...............................            28                  5,057,460.48                0.72
 355-  355...............................            54                 10,135,678.21                1.43
 356-  356...............................           139                 26,199,012.03                3.71
 357-  357...............................           371                 63,263,768.04                8.95
 358-  358...............................         3,410                592,294,168.19               83.80
                                                 ------          --------------------             -------
          Total..........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average remaining term to maturity of the Group I Mortgage
     Loans was approximately 356 months.



                  PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
              -------------                  --------------         ------------             ----------------
Single Family............................         3,478          $     551,340,552.99               78.00%
Two-Four Family..........................           517                117,081,682.06               16.56
Condominium..............................           274                 38,391,294.76                5.43
                                                 ------          --------------------             -------
          Total..........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======

-------------------
(1) PUD refers to a home or "unit" in a Planned Unit Development.



                       OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------                --------------         ------------             ----------------
Primary..................................         3,828          $     641,796,094.65               90.80%
Non-owner................................           404                 58,472,953.63                8.27
Second Home..............................            37                  6,544,481.53                0.93
                                                 ------          --------------------             -------
          Total..........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======
-------------------
(1)  Occupancy as represented by the mortgagor at the time of origination.



                             PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 -------                     --------------         ------------             ----------------
Cash Out Refinance.......................         1,926          $     349,279,521.65               49.42%
Purchase.................................         2,254                339,811,045.14               48.08
Home Improvement.........................            64                 12,788,341.43                1.81
Rate/Term Refinance......................            25                  4,934,621.59                0.70
                                                 ------          --------------------             -------
         Total...........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======




                       COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------    --------------         ------------             ----------------
Less than 50.00..........................           123          $      17,057,739.13                2.41%
  50.01  -  55.00........................            55                 10,136,953.33                1.43
  55.01  -  60.00........................            70                 12,288,610.41                1.74
  60.01  -  65.00........................           164                 29,906,144.49                4.23
  65.01  -  70.00........................           205                 37,664,354.74                5.33
  70.01  -  75.00........................           272                 53,342,477.76                7.55
  75.01  -  80.00........................         1,543                284,605,753.96               40.27
  80.01  -  85.00........................           285                 52,696,843.22                7.46
  85.01  -  90.00........................           890                160,023,505.55               22.64
  90.01  -  95.00........................           154                 13,005,617.66                1.84
  95.01  - 100.00........................           508                 36,085,529.56                5.11
                                                 ------          --------------------             -------
         Total...........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average combined original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 80.35%.


            GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 --------                    --------------         ------------             ----------------
Alaska...................................             2          $         239,648.24                0.03%
Arizona..................................            83                 10,546,914.12                1.49
Arkansas.................................             4                    384,337.51                0.05
California...............................           863                171,567,700.90               24.27
Colorado.................................            78                 11,706,569.08                1.66
Connecticut..............................            89                 13,427,605.03                1.90
Delaware.................................            17                  2,257,397.57                0.32
Florida..................................           371                 52,372,196.10                7.41
Georgia..................................           202                 24,492,917.97                3.47
Hawaii...................................            49                  9,630,393.16                1.36
Idaho....................................            13                  1,342,466.45                0.19
Illinois.................................           337                 49,088,930.61                6.95
Indiana..................................            29                  3,038,061.53                0.43
Iowa.....................................             4                    561,593.02                0.08
Kansas...................................             5                    531,111.99                0.08
Kentucky.................................            11                  1,156,047.89                0.16
Maine....................................             8                  1,335,117.98                0.19
Maryland.................................           202                 33,769,953.72                4.78
Massachusetts............................           144                 28,297,490.73                4.00
Michigan.................................            89                  9,164,397.92                1.30
Minnesota................................           123                 17,437,222.84                2.47
Missouri.................................            40                  3,926,796.21                0.56
Montana..................................             3                    458,682.04                0.06
Nebraska.................................             1                    159,058.02                0.02
Nevada...................................            88                 15,400,508.28                2.18
New Hampshire............................            20                  3,787,131.60                0.54
New Jersey...............................           297                 60,294,632.56                8.53
New Mexico...............................             7                    863,750.88                0.12
New York.................................           367                 85,052,137.22               12.03
North Carolina...........................            81                  9,943,080.93                1.41
Ohio.....................................            59                  6,780,713.78                0.96
Oklahoma.................................             8                    618,716.07                0.09
Oregon...................................            45                  6,098,002.87                0.86
Pennsylvania.............................            74                  7,840,545.84                1.11
Rhode Island.............................            20                  3,429,404.45                0.49
South Carolina...........................            26                  3,089,437.71                0.44
Tennessee................................            29                  3,631,808.04                0.51
Texas....................................            84                 10,495,710.02                1.48
Utah.....................................            29                  4,072,399.05                0.58
Vermont..................................             5                    702,971.54                0.10
Virginia.................................           145                 21,640,029.58                3.06
Washington...............................            74                 11,061,936.93                1.57
West Virginia............................             5                    495,554.66                0.07
Wisconsin................................            38                  4,466,640.79                0.63
Wyoming..................................             1                    155,806.38                0.02
                                                 ------          --------------------             -------
         Total...........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======

-------------------
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.38% in the 92376 ZIP Code.



                     DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
           -------------------               --------------         ------------             ----------------
Full Documentation.......................         3,089          $     496,738,650.67               70.28%
Stated Documentation.....................         1,109                195,467,933.01               27.65
Easy Documentation.......................            71                 14,606,946.13                2.07
                                                 ------          --------------------             -------
         Total...........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======




                    CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
  4.850  -  5.000........................            10          $       2,290,469.50                0.32%
  5.001  -  6.000........................           375                 79,267,329.29               11.21
  6.001  -  7.000........................         1,112                223,605,200.58               31.64
  7.001  -  8.000........................         1,314                234,907,183.89               33.23
  8.001  -  9.000........................           784                115,426,382.34               16.33
  9.001  - 10.000........................           232                 26,665,719.37                3.77
 10.001  - 11.000........................           169                 14,768,554.14                2.09
 11.001  - 12.000........................           160                  6,913,057.21                0.98
 12.001  - 12.990........................           113                  2,969,633.49                0.42
                                                 ------          --------------------             -------
         Total...........................         4,269          $     706,813,529.81              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.382% per annum.



                           GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------                --------------         ------------             ----------------
  3.000  -  3.000........................             1          $         248,038.61                0.04%
  5.001  -  6.000........................            12                  2,757,107.48                0.46
  6.001  -  6.990........................         3,277                602,141,800.03               99.50
                                                 ------          --------------------             -------
         Total...........................         3,290          $     605,146,946.12              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 6.943% per annum.



                     NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
04/01/06.................................             3          $         697,234.21                0.12%
05/01/06.................................             6                  1,087,303.17                0.18
06/01/06.................................             4                    652,523.33                0.11
07/01/06.................................            39                  7,419,074.61                1.23
08/01/06.................................            74                 14,891,162.28                2.46
09/01/06.................................           288                 53,179,777.85                8.79
10/01/06.................................         1,882                345,077,969.36               57.02
11/01/06.................................           832                148,842,294.48               24.60
02/01/07.................................             1                    303,797.77                0.05
06/01/07.................................             1                    168,594.87                0.03
07/01/07.................................             1                    288,007.47                0.05
08/01/07.................................             3                    807,937.30                0.13
09/01/07.................................             8                  1,158,004.56                0.19
10/01/07.................................            69                 14,780,547.41                2.44
11/01/07.................................            20                  3,389,518.65                0.56
08/01/09.................................             1                     99,498.07                0.02
09/01/09.................................             1                    204,407.74                0.03
10/01/09.................................            43                  9,409,567.04                1.55
11/01/09.................................            14                  2,689,725.95                0.44
                                                 ------          --------------------             -------
         Total...........................         3,290          $     605,146,946.12              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average time until the next rate Adjustment Date for the
     Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was
     approximately 23 months.


                       MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
 11.850  - 12.000........................            10          $       2,290,469.50                0.38%
 12.001  - 13.000........................           367                 77,736,839.17               12.85
 13.001  - 14.000........................           916                182,658,937.72               30.18
 14.001  - 15.000........................         1,144                206,151,170.65               34.07
 15.001  - 16.000........................           621                100,630,133.16               16.63
 16.001  - 17.000........................           148                 22,507,265.48                3.72
 17.001  - 18.000........................            67                 10,662,100.38                1.76
 18.001  - 19.000........................            13                  1,831,474.28                0.30
 19.001  - 19.900........................             4                    678,555.78                0.11
                                                 ------          --------------------             -------
         Total...........................         3,290          $     605,146,946.12              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.317% per annum.



                       MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
  4.850  -  5.000........................            10          $       2,290,469.50                0.38%
  5.001  -  6.000........................           367                 77,736,839.17               12.85
  6.001  -  7.000........................           917                182,986,937.72               30.24
  7.001  -  8.000........................         1,143                205,823,170.65               34.01
  8.001  -  9.000........................           622                100,750,986.02               16.65
  9.001  - 10.000........................           147                 22,386,412.62                3.70
 10.001  - 11.000........................            67                 10,662,100.38                1.76
 11.001  - 12.000........................            13                  1,831,474.28                0.30
 12.001  - 12.900........................             4                    678,555.78                0.11
                                                 ------          --------------------             -------
         Total...........................         3,290          $     605,146,946.12              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I
     Mortgage Loans as of the Cut-off Date was approximately 7.317% per annum.



                     INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -----------------------------          --------------         ------------             ----------------
3.000....................................         3,290          $     605,146,946.12              100.00%
                                                 ------          --------------------             -------
         Total...........................         3,290          $     605,146,946.12              100.00%
                                                 ======          ====================             =======
-------------------
(1) Relates solely to initial rate adjustments.



                   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
1.000....................................             1          $         159,682.27                0.03%
1.500....................................         3,289                604,987,263.85               99.97
                                                 ------          --------------------             -------
         Total...........................         3,290          $     605,146,946.12              100.00%
                                                 ======          ====================             =======

-------------------
(1) Relates to all rate adjustments subsequent to initial rate adjustments.

         GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         42.10% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 82.50%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         Substantially all of the Group II Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 355 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to March 2004 or after December 2004, or has a remaining term to maturity of less than 57 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is November 2034.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $202,067. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $201,752. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $998,097 or less than approximately $4,708.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.500% per annum and not more than 13.525% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 7.274% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 5.450% per annum to 6.990% per annum, Minimum Mortgage Rates ranging from 4.500% per annum to 12.650% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 19.650% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 6.913% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.991% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 13.986% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in November 2009 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 23 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):



               CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                                      % OF AGGREGATE
                                                                PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                 NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
  PRINCIPAL BALANCE ($)                       MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
  ---------------------                       --------------     ---------------     ---------------
    4,708-   25,000......................           442      $       5,763,334.26          0.90%
   25,001-   50,000......................           327             11,650,461.18          1.81
   50,001-   75,000......................           196             12,643,175.59          1.97
   75,001-  100,000......................           306             26,765,853.45          4.16
  100,001-  125,000......................           262             29,377,083.93          4.57
  125,001-  150,000......................           167             22,904,009.94          3.56
  150,001-  175,000......................           139             22,525,791.18          3.50
  175,001-  200,000......................           102             19,158,711.98          2.98
  200,001-  225,000......................            80             17,042,888.23          2.65
  225,001-  250,000......................            74             17,685,313.63          2.75
  250,001-  275,000......................            49             12,893,353.69          2.00
  275,001-  300,000......................            50             14,285,543.32          2.22
  300,001-  350,000......................           192             63,688,145.21          9.90
  350,001-  400,000......................           282            105,552,907.50         16.41
  400,001-  450,000......................           189             80,359,318.15         12.49
  450,001-  500,000......................           177             84,924,606.86         13.20
  500,001-  600,000......................            87             48,293,355.95          7.51
  600,001-  700,000......................            36             23,366,924.47          3.63
  700,001-  800,000......................            20             14,933,127.47          2.32
  800,001-  900,000......................            10              8,372,688.21          1.30
  900,001-  998,097......................             1                998,097.36          0.16
                                                 ------      --------------------       -------
         Total...........................         3,188      $     643,184,691.56        100.00%
                                                 ======      ====================       =======

-------------------
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $201,752.



                        CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                                       % OF AGGREGATE
                                                                 PRINCIPAL BALANCE   PRINCIPAL BALANCE
                                                  NUMBER OF      OUTSTANDING AS OF   OUTSTANDING AS OF
  CREDIT SCORE                                 MORTGAGE LOANS     THE CUTOFF DATE     THE CUTOFF DATE
  ------------                                 --------------     ---------------     ---------------
Not Available............................             1        $          26,146.85         0.00%
 476-  500...............................             1                  111,646.39         0.02
 501-  525...............................           159               32,622,533.97         5.07
 526-  550...............................           171               38,882,254.12         6.05
 551-  575...............................           348               55,603,486.89         8.65
 576-  600...............................           659               88,462,329.40        13.75
 601-  625...............................           583              105,101,428.87        16.34
 626-  650...............................           477              119,370,464.06        18.56
 651-  675...............................           347               88,127,167.40        13.70
 676-  700...............................           223               58,712,016.42         9.13
 701-  725...............................           103               24,286,786.60         3.78
 726-  750...............................            74               19,908,916.57         3.10
 751-  775...............................            29                8,257,150.19         1.28
 776-  800...............................            11                3,512,512.14         0.55
 801-  812...............................             2                  199,851.69         0.03
                                                 ------        --------------------      -------
         Total...........................          3,188        $     643,184,691.56       100.00%
                                                  ======        ====================      =======

-------------------
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 624.



                            ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ----------------------             --------------         ------------             ----------------
60.......................................            29          $         232,750.12                0.04%
120......................................           227                  2,440,422.25                0.38
180......................................           123                  4,554,503.46                0.71
240......................................           150                  5,063,768.01                0.79
360......................................         2,659                630,893,247.72               98.09
                                                 ------          --------------------             -------
         Total...........................         3,188          $     643,184,691.56              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average original term to maturity of the Group II Mortgage
     Loans was approximately 357 months.



                            REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
         -----------------------             --------------         ------------             ----------------
  57-   60...............................            29          $         232,750.12                0.04%
 109-  120...............................           227                  2,440,422.25                0.38
 169-  180...............................           123                  4,554,503.46                0.71
 229-  240...............................           150                  5,063,768.01                0.79
 349-  354...............................            15                  4,685,536.34                0.73
 355-  355...............................            33                  8,143,391.38                1.27
 356-  356...............................            49                 14,718,749.01                2.29
 357-  357...............................           269                 60,468,660.84                9.40
 358-  358...............................         2,292                542,124,174.73               84.29
 359-  359...............................             1                    752,735.42                0.12
                                                 ------          --------------------             -------
         Total...........................         3,188          $     643,184,691.56              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 355 months.



                         PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
              -------------                  --------------         ------------             ----------------
Single Family............................         2,796          $     565,263,364.06               87.89%
Two-Four Family..........................           240                 52,169,304.35                8.11
Condominium..............................           151                 25,384,523.68                3.95
PUD                                                   1                    367,499.47                0.06
                                                 ------          --------------------             -------
         Total...........................         3,188          $     643,184,691.56              100.00%
                                                 ======          ====================             =======
-------------------
(1) PUD refers to a home or "unit" in a Planned Unit Development.




                       OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------                --------------         ------------             ----------------
Primary..................................         2,979          $     611,940,965.41               95.14%
Non-owner................................           184                 24,980,508.34                3.88
Second Home..............................            25                  6,263,217.81                0.97
                                                 ------          --------------------             -------
         Total...........................         3,188          $     643,184,691.56              100.00%
                                                 ======          ====================             =======
-------------------
(1) Occupancy as represented by the mortgagor at the time of origination.




                             PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 -------                     --------------         ------------             ----------------
Purchase.................................         1,919          $     315,928,126.00               49.12%
Cash Out Refinance.......................         1,208                309,855,602.80               48.18
Home Improvement.........................            45                 13,039,311.31                2.03
Rate/Term Refinance......................            16                  4,361,651.45                0.68
                                                 ------          --------------------             -------
         Total...........................         3,188          $     643,184,691.56              100.00%
                                                 ======          ====================             =======



                     COMBINED ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
COMBINED ORIGINAL LOAN-TO-VALUE RATIO (%)    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
-----------------------------------------    --------------         ------------             ----------------
Less than 50.00..........................            46          $       9,970,117.85                1.55%
  50.01  -  55.00........................            21                  4,416,412.56                0.69
  55.01  -  60.00........................            36                  8,512,166.12                1.32
  60.01  -  65.00........................            73                 18,711,190.76                2.91
  65.01  -  70.00........................            88                 22,539,807.94                3.50
  70.01  -  75.00........................           147                 39,273,921.41                6.11
  75.01  -  80.00........................           888                268,963,830.58               41.82
  80.01  -  85.00........................           176                 51,608,623.66                8.02
  85.01  -  90.00........................           512                133,520,925.38               20.76
  90.01  -  95.00........................           323                 18,880,018.74                2.94
  95.01  - 100.00........................           878                 66,787,676.56               10.38
                                                 ------          --------------------             -------
         Total...........................         3,188          $     643,184,691.56              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average combined original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 82.50%.



            GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
                 --------                    --------------         ------------             ----------------
Alaska...................................             1          $         206,658.98                0.03%
Arizona..................................            53                  7,601,777.31                1.18
Arkansas.................................             3                    148,745.13                0.02
California...............................           925                276,336,819.87               42.96
Colorado.................................            54                  5,812,300.50                0.90
Connecticut..............................            70                 10,337,186.86                1.61
Delaware.................................             6                    485,091.59                0.08
Florida..................................           287                 38,732,637.77                6.02
Georgia..................................           125                  9,917,641.90                1.54
Hawaii...................................            27                  6,860,137.00                1.07
Idaho....................................             6                    538,732.65                0.08
Illinois.................................           169                 21,853,233.03                3.40
Indiana..................................            14                    909,924.46                0.14
Iowa.....................................             1                    112,881.66                0.02
Kansas...................................             8                  1,264,421.06                0.20
Kentucky.................................            10                    453,927.14                0.07
Maine....................................             3                    264,398.52                0.04
Maryland.................................           153                 28,618,558.10                4.45
Massachusetts............................            91                 20,837,823.53                3.24
Michigan.................................            65                  7,556,756.67                1.17
Minnesota................................            76                  8,484,312.12                1.32
Missouri.................................            17                  2,501,014.78                0.39
Nebraska.................................             1                     84,788.24                0.01
Nevada...................................            48                 13,190,256.00                2.05
New Hampshire............................            14                  1,741,665.28                0.27
New Jersey...............................           136                 32,837,883.00                5.11
New Mexico...............................             1                    274,026.13                0.04
New York.................................           267                 81,113,889.62               12.61
North Carolina...........................            62                  5,205,105.00                0.81
Ohio.....................................            45                  4,588,671.44                0.71
Oklahoma.................................             6                    496,667.72                0.08
Oregon...................................            29                  3,242,427.42                0.50
Pennsylvania.............................            44                  5,205,885.06                0.81
Rhode Island.............................            11                  1,424,605.90                0.22
South Carolina...........................            17                  1,707,056.50                0.27
Tennessee................................            50                  3,949,638.70                0.61
Texas....................................            82                  7,384,164.64                1.15
Utah.....................................            18                  2,406,300.11                0.37
Vermont..................................             5                    605,284.90                0.09
Virginia.................................           104                 17,710,499.62                2.75
Washington...............................            56                  7,664,470.00                1.19
West Virginia............................             2                    218,491.48                0.03
Wisconsin................................            25                  2,223,083.53                0.35
Wyoming..................................             1                     74,850.64                0.01
                                                 ------          --------------------             -------
         Total...........................         3,188          $     643,184,691.56              100.00%
                                                 ======          ====================             =======

-------------------
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.45% in the 94509 ZIP Code.



                     DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
           -------------------               --------------         ------------             ----------------
Full Documentation.......................         2,421          $     440,718,336.24               68.52%
Stated Documentation.....................           704                186,866,921.24               29.05
Easy Documentation.......................            63                 15,599,434.08                2.43
                                                 ------          --------------------             -------
         Total...........................         3,188          $     643,184,691.56              100.00%
                                                 ======          ====================             =======




                    CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
  4.500  -  5.000........................            13          $       5,809,534.85                0.90%
  5.001  -  6.000........................           273                108,632,101.90               16.89
  6.001  -  7.000........................           721                240,260,685.55               37.35
  7.001  -  8.000........................           607                153,903,747.88               23.93
  8.001  -  9.000........................           428                 73,320,387.92               11.40
  9.001  - 10.000........................           172                 19,747,865.91                3.07
 10.001  - 11.000........................           237                 16,339,058.15                2.54
 11.001  - 12.000........................           481                 19,115,492.92                2.97
 12.001  - 13.000........................           220                  4,788,571.81                0.74
 13.001  - 13.525........................            36                  1,267,244.67                0.20
                                                 ------          --------------------             -------
         Total...........................         3,188          $     643,184,691.56              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.274% per annum.



                           GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
             ----------------                --------------         ------------             ----------------
  5.450  -  6.000........................            13          $       5,809,534.85                1.11%
  6.001  -  6.990........................         1,784                517,393,419.93               98.89
                                                 ------          --------------------             -------
         Total...........................         1,797          $     523,202,954.78              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage
     Loans as of the Cut-off Date was approximately 6.913% per annum.



                    NEXT RATE ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        NEXT RATE ADJUSTMENT DATE            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
02/01/06.................................             1          $          80,375.24                0.02
04/01/06.................................             2                    877,023.48                0.17
05/01/06.................................             5                  2,176,634.87                0.42
06/01/06.................................             4                    987,471.07                0.19
07/01/06.................................            25                  6,300,477.23                1.20
07/09/06.................................             1                     85,128.29                0.02
08/01/06.................................            33                  8,235,691.90                1.57
09/01/06.................................           135                 39,223,489.78                7.50
10/01/06                                          1,114                294,785,013.92               56.34
11/01/06.................................           348                128,149,062.03               24.49
05/01/07.................................             1                     74,421.70                0.01
07/01/07.................................             2                    398,509.07                0.08
08/01/07.................................             2                    417,740.87                0.08
09/01/07.................................             9                  2,825,048.81                0.54
10/01/07.................................            52                 17,198,626.42                3.29
11/01/07.................................            17                  7,479,720.54                1.43
09/01/09.................................             2                    586,654.10                0.11
10/01/09.................................            34                 10,077,414.99                1.93
11/01/09.................................            10                  3,244,450.47                0.62
                                                 ------          --------------------             -------
         Total...........................         1,797          $     523,202,954.78              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average time until the next rate Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 23 months.



                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
 11.500  - 12.000........................            13          $       5,809,534.85                1.11%
 12.001  - 13.000........................           269                106,804,959.37               20.41
 13.001  - 14.000........................           583                194,393,234.34               37.15
 14.001  - 15.000........................           525                137,633,715.75               26.31
 15.001  - 16.000........................           285                 59,193,544.41               11.31
 16.001  - 17.000........................            80                 12,247,671.75                2.34
 17.001  - 18.000........................            25                  4,642,559.24                0.89
 18.001  - 19.000........................            13                  1,995,854.45                0.38
 19.001  - 19.650........................             4                    481,880.62                0.09
                                                 ------          --------------------             -------
         Total...........................         1,797          $     523,202,954.78              100.00%
                                                 ======          ====================             =======
-------------------
(1)  The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II
     Mortgage Loans as of the Cut-off Date was approximately 13.986% per annum.



                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
        -------------------------            --------------         ------------             ----------------
  4.500  -  5.000........................            13          $       5,809,534.85                1.11%
  5.001  -  6.000........................           265                104,570,959.37               19.99
  6.001  -  7.000........................           587                196,464,834.34               37.55
  7.001  -  8.000........................           524                137,328,115.75               26.25
  8.001  -  9.000........................           286                 59,661,544.41               11.40
  9.001  - 10.000........................            80                 12,247,671.75                2.34
 10.001  - 11.000........................            25                  4,642,559.24                0.89
 11.001  - 12.000........................            13                  1,995,854.45                0.38
 12.001  - 12.650........................             4                    481,880.62                0.09
                                                 ------          --------------------             -------
         Total...........................         1,797          $     523,202,954.78              100.00%
                                                 ======          ====================             =======

-------------------
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.991% per annum.



                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
      -----------------------------          --------------         ------------             ----------------
3.000....................................         1,797          $     523,202,954.78              100.00%
                                                 ------          --------------------             -------
         Total...........................         1,797          $     523,202,954.78              100.00%
                                                 ======          ====================             =======
-------------------
(1) Relates solely to initial rate adjustments.



                   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS         CUT-OFF DATE             THE CUT-OFF DATE
          ---------------------              --------------         ------------             ----------------
1.500....................................         1,797          $     523,202,954.78              100.00%
                                                 ------          --------------------             -------
         Total...........................         1,797          $     523,202,954.78              100.00%
                                                 ======          ====================             =======

-------------------
(1) Relates to all rate adjustments subsequent to initial rate adjustments.